UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2015

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55146 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Inland Real Estate Income Trust, Inc. (which may be referred to herein as the “Registrant,” the “Company,” “we,” “our” or “us”) hereby amends the following Current Reports on Form 8-K to provide the required financial information.

•	Current Report on Form 8-K filed on November 28, 2014 to provide required financial information relating to our acquisition of The Landing at Ocean Isle Beach, located in Ocean Isle, North Carolina, as described in that Current Report;
•	Current Report on Form 8-K filed on December 22, 2014 to provide required financial information relating to our acquisition of Harvest Square located in Harvest, Alabama, Heritage Square located in Conyers, Georgia, The Shoppes at Branson Hills (excluding the Kohl’s parcel) located in Branson, Missouri, Branson Hills Plaza (excluding the TJ Maxx parcel) located in Branson, Missouri, Copps Grocery Store located in Stevens Point, Wisconsin, Fox Point Plaza located in Neenah, Wisconsin and Shoppes at Prairie Ridge located in Pleasant Prairie, Wisconsin, as described in that Current Report;
•	Current Report on Form 8-K filed on December 29, 2014 to provide required financial information relating to our acquisition of the Kohl’s parcel at The Shoppes at Branson Hills located in Branson, Missouri and the TJ Maxx parcel at Branson Hills Plaza located in Branson, Missouri, as described in that Current Report.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired

Kite Portfolio	Page

Independent Auditors’ Report	F-1

Combined Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2014 (unaudited) and the year ended December 31, 2013	F-3

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2014 (unaudited) and the year ended December 31, 2013	F-4

(b) Pro Forma financial information

Index to Financial Statements
Page
Kite Portfolio

Independent Auditors’ Report	F-1

Combined Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2014 (unaudited) and the year ended December 31, 2013	F-3

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2014 (unaudited) and the year ended December 31, 2013	F-4

Inland Real Estate Income Trust, Inc.

Pro Forma Consolidated Balance Sheet as of September 30, 2014 (unaudited)	F-7

Notes to Pro Forma Consolidated Balance Sheet as of September 30, 2014 (unaudited)	F-9

Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss for the nine months ended September 30, 2014 (unaudited)	F-11

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss for the nine months ended September 30, 2014 (unaudited)	F-13

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013 (unaudited)	F-16

Notes to Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013 (unaudited)	F-18

Independent Auditors' Report

The Board of Directors

Inland Real Estate Income Trust, Inc.:

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses of Kite Portfolio for the year ended December 31, 2013, and the related notes (the combined historical summary).

Management’s Responsibility for the Combined Historical Summary

Management is responsible for the preparation and fair presentation of this combined historical summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined historical summary that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the combined historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined historical summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined historical summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined historical summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined historical summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Kite Portfolio for the year ended December 31, 2013, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to Note 2 to the combined historical summary, which describes that the accompanying combined historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of Inland Real Estate Income Trust, Inc.) and is not intended to be a complete presentation of Kite Portfolio’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

Chicago, Illinois

February 6, 2015

KITE PORTFOLIO

Combined Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2014 (unaudited)

and Year Ended December 31, 2013

	Nine Months Ended September 30, 2014 (unaudited)	Year Ended December 31, 2013
Gross income:
Rental income	$8,793,466	$10,791,863
Operating expense, insurance and real estate tax recoveries	1,538,443	2,473,877
Other property income	158,641	29,591
Total gross income	10,490,550	13,295,331
Direct operating expenses
Property operating expenses	1,536,029	1,870,291
Real estate taxes	1,079,449	1,442,652
Interest expense	2,012,118	2,903,399
Total direct operating expenses	4,627,596	6,216,342
Excess of gross income over direct operating expenses	$5,862,954	$7,078,989

See accompanying notes to combined historical summary of gross income and direct operating expenses.

KITE PORTFOLIO

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2014 (unaudited) and

Year Ended December 31, 2013

(1) Business

On the respective dates indicated below, Inland Real Estate Income Trust, Inc. (the “Company”), through various wholly-owned subsidiaries, acquired the following eight properties (the “Properties” or “Kite Portfolio”) from subsidiaries of Kite Realty Group (“Kite”), an unaffiliated third party. The Properties were previously owned by subsidiaries of Inland Diversified Real Estate Trust, Inc. (“IDIV”), a corporation that had the same sponsor as the Company. IDIV merged into a Kite subsidiary on July 1, 2014.

Property Name	Location	Square Feet (unaudited)	Number of Tenants	Close Date
The Landing at Ocean Isle Beach	Ocean Isle, NC	53,220	6	11/21/14
Harvest Square	Harvest, AL	70,590	14	12/16/14
Heritage Square	Conyers, GA	22,385	7	12/16/14
The Shoppes at Branson Hills	Branson, MO	256,017	22	12/16/14(1)
Branson Hills Plaza	Branson, MO	210,201	6	12/16/14(1)
Copps Grocery Store	Stevens Point, WI	69,911	1	12/16/14
Fox Point Plaza	Neenah, WI	171,121	17	12/16/14
Shoppes at Prairie Ridge	Pleasant Prairie, WI	232,606	21	12/16/14

(1)	The Kohl’s parcel at The Shoppes at Branson Hills closed on December 19, 2014 and the TJ Maxx parcel at Branson Hills Plaza closed on December 22, 2014.

(2) Basis of Presentation

The Combined Historical Summary of Gross Income and Direct Operating Expenses (the “Combined Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (the “SEC”) Regulation S-X and for inclusion in the Form 8-K/A of Inland Real Estate Income Trust, Inc., to be filed with the SEC and is not intended to be a complete presentation of the Properties’ revenues and expenses. The Combined Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Combined Historical Summary for the nine months ended September 30, 2014 has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of Inland Real Estate Income Trust, Inc., all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Combined Historical Summary is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Properties were acquired from an unaffiliated party; and (2) based on due diligence of the

KITE PORTFOLIO

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2014 (unaudited) and

Year Ended December 31, 2013

Properties conducted by the Company, management is not aware of any material factors related to the Properties that would cause this financial information not to be indicative of future operating results. The Combined Historical Summary for the nine months ended September 30, 2014 is not necessarily indicative of the expected results for the entire year ended December 31, 2014.

(3) Gross Income

The Company leases retail space at the Properties under various lease agreements with tenants. All leases are accounted for as operating leases. The leases include provisions under which the Company is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. If collectability issues exist, rental income may be recognized on a cash basis. Related adjustments increased base rental income by $141,389 (unaudited) for the nine months ended September 30, 2014 and increased base rental income by $215,916 for the year ended December 31, 2013.

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from under one year to approximately 22 years, as of December 31, 2013, are as follows:

Year:	Minimum Lease Payments
2014	$11,509,842
2015	11,370,213
2016	10,577,647
2017	10,030,270
2018	9,632,612
Thereafter	69,664,060
$122,784,644

KITE PORTFOLIO

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2014 (unaudited) and

Year Ended December 31, 2013

(4) Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Combined Historical Summary.

As of the acquisition date, the Company assumed $67,466,010 of mortgage debt secured by six properties, with a weighted average interest rate of 3.98% (unaudited) for the nine months ended September 30, 2014 and 4.30% for the year ended December 31, 2013, which includes the effects of interest rate swaps. Interest expense as reported in the Combined Historical Summary of Gross Income and Direct Operating Expenses includes interest incurred for the nine months ended September 30, 2014 and for the year ended December 31, 2013 relating to such assumed debt.

(5) Management Fees

Inland Diversified Real Estate Services provided property management services to the Properties. Inland Diversified Real Estate Services charged a management fee ranging from 3.0% to 4.5% of collected revenue earned by the Properties. The Properties incurred management fees of $434,985 (unaudited) and $576,747, which are included in operating expenses for the nine months ended September 30, 2014 and the year ended December 31, 2013, respectively.

(6) Subsequent Events

Subsequent to September 30, 2014, and through February 6, 2015, the date through which management evaluated subsequent events and on which date the Combined Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Balance Sheet

September 30, 2014

(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions and related financings had occurred on September 30, 2014.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2014, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the acquisition of eight properties in the Kite Portfolio. The Landing at Ocean Isle Beach was acquired on November 21, 2014, and Harvest Square, Heritage Square, The Shoppes at Branson Hills (excluding the Kohl’s parcel), Branson Hills Plaza (excluding the TJ Maxx parcel), Copps Grocery Store, Fox Point Plaza and Shoppes at Prairie Ridge were acquired on December 16, 2014. The Kohl’s parcel at The Shoppes at Branson Hills was acquired on December 19, 2014, and the TJ Maxx parcel at Branson Hills Plaza was acquired on December 22, 2014.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Balance Sheet

September 30, 2014

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
ASSETS
Net investment properties (C)	$258,257,963	$131,450,565	$389,708,528
Cash and cash equivalents (E)	122,111,783	(6,665,166)	115,446,617
Investment in unconsolidated entity	185,812	-	185,812
Accounts and rent receivable	1,162,526	-	1,162,526
Acquired lease intangibles, net (C) (D)	25,494,234	36,705,614	62,199,848
Deferred loan fees, net	1,229,172	-	1,229,172
Other assets	2,121,374	-	2,121,374
Total assets	$410,562,864	$161,491,013	$572,053,877

LIABILITIES AND EQUITY
Liabilities:
Mortgage and notes payable (C)	$127,060,918	$69,089,189	$196,150,107
Accounts payable and accrued expenses (F)	2,472,432	235,000	2,707,432
Distributions payable	1,446,264	-	1,446,264
Acquired below market lease intangibles, Net (C) (D)	5,888,566	15,756,477	21,645,043
Deferred investment property acquisition obligations	3,189,376	-	3,189,376
Due to related parties	3,712,854	-	3,712,854
Prepaid rent and other liabilities	2,769,719	-	2,769,719
Total liabilities	146,540,129	85,080,666	231,620,795

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.001 par value, 40,000,000 shares authorized, none outstanding	-	-	-
Common stock, $.001 par value, 1,460,000,000 shares authorized, 20,000 shares issued and outstanding (G)	31,466	8,493	39,959
Additional paid in capital (G)	280,138,947	76,401,854	356,540,801
Accumulated distributions and net loss (H)	(15,605,409)	-	(15,605,409)
Accumulated other comprehensive loss	(542,269)	-	(542,269)
Total stockholder’s equity	264,022,735	76,410,347	340,433,082
Total liabilities and stockholders’ equity	$410,562,864	$161,491,013	$572,053,877

 See accompanying notes to pro forma consolidated balance sheet.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Balance Sheet

September 30, 2014

(Unaudited)

(A)	The historical column represents the Company’s Consolidated Balance Sheet as of September 30, 2014 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	The pro forma adjustments column includes adjustments related to the acquisition of The Landing at Ocean Isle Beach on November 21, 2014, the acquisition of Harvest Square, Heritage Square, The Shoppes at Branson Hills (excluding the Kohl’s parcel), Branson Hills Plaza (excluding the TJ Maxx parcel), Copps Grocery Store, Fox Point Plaza and Shoppes at Prairie Ridge on December 16, 2014, the acquisition of the Kohl’s parcel at The Shoppes at Branson Hills on December 19, 2014 and the acquisition of the TJ Maxx parcel at Branson Hills Plaza on December 22, 2014 and the related mortgage financing and is detailed below as follows:

Property Name	Net investment properties	Intangible assets, net	Intangible liabilities, net	Mortgages and notes payable (including premium)
The Landing at Ocean Isle Beach	$11,124,309	$2,664,075	$2,893,787	$-
Harvest Square	11,002,600	2,501,251	174,919	7,111,114
Heritage Square	6,895,751	2,552,368	100,841	4,796,749
The Shoppes at Branson Hills	39,437,206	10,103,553	6,652,453	26,858,071
Branson Hills Plaza	9,249,787	3,030,456	2,141,030	3,477,453
Copps Grocery Store	13,238,815	2,318,239	12,793	-
Fox Point Plaza	14,726,241	4,319,516	1,564,840	11,005,432
Shoppes at Prairie Ridge	25,775,856	9,216,156	2,215,814	15,840,370
Total	$131,450,565	$36,705,614	$15,756,477	$69,089,189

(C)	The pro forma adjustments reflect the acquisitions and mortgage financing of The Landing at Ocean Isle Beach, Harvest Square, Heritage Square, The Shoppes at Branson Hills, Branson Hills Plaza, Copps Grocery Store, Fox Point Plaza and Shoppes at Prairie Ridge by the Company. No pro forma adjustments have been made for prorations as the amounts are not significant.

Property Name	Land	Buildings and improvements	Acquired lease intangibles	Acquired below market lease intangibles	Mortgage premium	Total
The Landing at Ocean Isle Beach	$3,028,438	$8,095,871	$2,664,075	$(2,893,787)	$-	$10,894,597
Harvest Square	2,126,349	8,876,251	2,501,251	(174,919)	(311,114)	13,017,818
Heritage Square	2,020,765	4,874,986	2,552,368	(100,841)	(336,749)	9,010,529
The Shoppes at Branson Hills	4,279,677	35,157,529	10,103,553	(6,652,453)	(85,276)	42,803,030
Branson Hills Plaza	3,599,791	5,649,996	3,030,456	(2,141,030)	(472,213)	9,667,000
Copps Grocery Store	1,439,827	11,798,988	2,318,239	(12,793)	-	15,544,261
Fox Point Plaza	3,412,325	11,313,916	4,319,516	(1,564,840)	(168,902)	17,312,015
Shoppes at Prairie Ridge	7,248,675	18,527,181	9,216,156	(2,215,814)	(248,925)	32,527,273
Total	$27,155,847	$104,294,718	$36,705,614	$(15,756,477)	$(1,623,179)	$150,776,523

Allocations are preliminary and subject to change.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Balance Sheet (continued)

September 30, 2014

(Unaudited)

(D)	Acquired lease intangibles represent above and below market leases and the difference between the property valued with existing in-place leases and the property valued as if vacant. The value of the acquired intangibles will be amortized over the lease term. Allocations are preliminary and are subject to change.

(E)	Pro forma cash adjustment of $(6,665,166) represents the cash received from the issuance of equity through December 16, 2014 less the pro forma net acquisition price of investments in real estate.

(F)	Estimated accrued acquisition related costs for the acquisition of The Landing at Ocean Isle Beach, Harvest Square, Heritage Square, The Shoppes at Branson Hills, Branson Hills Plaza, Copps Grocery Store, Fox Point Plaza and Shoppes at Prairie Ridge are included in (B).

(G)	Additional offering proceeds of $84,431,323, net of additional offering costs of $8,020,976, are reflected as received as of September 30, 2014 based on offering proceeds actually received as of December 16, 2014.

(H)	No pro forma adjustments have been made for the additional payment of distributions resulting from the additional proceeds raised by the Company.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss

For the nine months ended September 30, 2014

(Unaudited)

The following unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Loss is presented to give effect to the acquisitions and financings of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss as though they occurred on January 1, 2013. Pro forma adjustments have been made for the acquisition of The Landing at Ocean Isle Beach, Harvest Square, Heritage Square, The Shoppes at Branson Hills, Branson Hills Plaza, Copps Grocery Store, Fox Point Plaza and Shoppes at Prairie Ridge.

This unaudited Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2014, nor does it purport to represent our future results of operations.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss

For the nine months ended September 30, 2014

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
Rental income	$9,082,090	$9,447,766	$18,529,856
Tenant recovery income	2,168,631	1,538,443	3,707,074
Other property income	36,290	158,641	194,931
Total income	11,287,011	11,144,850	22,431,861

Property operating expenses (D)	1,492,746	1,492,047	2,984,793
Real estate tax expense	1,232,164	1,079,449	2,311,613
General and administrative expenses	1,288,409	-	1,288,409
Acquisition related costs (F)	4,384,100	(13,733)	4,370,367
Business management fee	215,010	-	215,010
Depreciation and amortization (C)	4,857,970	6,737,145	11,595,115
Total expenses:	13,470,399	9,294,908	22,765,307
Operating income (loss)	(2,183,388)	1,849,942	(333,446)

Interest expense (E):	(1,679,342)	(1,977,854)	(3,657,196)
Interest income	40,013	-	40,013
Equity in earnings of unconsolidated entity	78,686	-	78,686
Net loss	$(3,744,031)	$(127,912)	$(3,871,943)

Net loss per share, basic and diluted	$(0.24)		$(0.12)

Weighted average number of common shares outstanding, basic and diluted (G)	15,326,661		31,465,968

Comprehensive loss:
Net loss	(3,744,031)	(127,912)	(3,871,943)
Unrealized gain (loss) on derivatives	(542,269)	-	(542,269)
Comprehensive loss	$(4,286,300)	$(127,912)	$(4,414,212)

See accompanying notes to pro forma consolidated statement of operations and other comprehensive loss.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss

For the nine months ended September 30, 2014

(Unaudited)

(A)	The historical column represents the Company’s Consolidated Statement of Operations and Other Comprehensive Loss for the nine months ended September 30, 2014 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	Total pro forma adjustments for acquisitions consummated through the date of this filing are as though the Properties were acquired January 1, 2013. Pro forma adjustments have been made for the acquisition of The Landing at Ocean Isle Beach, Harvest Square, Heritage Square, The Shoppes at Branson Hills, Branson Hills Plaza, Copps Grocery Store, Fox Point Plaza and Shoppes at Prairie Ridge.

Total income, property operating expenses and real estate taxes for the nine months September 30, 2014 is based on information provided by the sellers of The Landing at Ocean Isle Beach, Harvest Square, Heritage Square, The Shoppes at Branson Hills, Branson Hills Plaza, Copps Grocery Store, Fox Point Plaza and Shoppes at Prairie Ridge.

The pro forma adjustments for the nine months ended September 30, 2014 are composed of the following adjustments:

	The Landing at Ocean Isle Beach	Harvest Square	Heritage Square	The Shoppes at Branson Hills
Rental income	$726,231	$750,107	$494,809	$2,533,012
Tenant recovery income	(6,948)	134,290	80,815	288,826
Other property income	400	68,660	17,970	21,101
Total income	719,683	953,057	593,594	2,842,939

Property operating expenses	115,887	155,153	66,684	270,348
Real estate taxes	23,011	21,601	70,640	200,480
Depreciation and amortization	549,752	651,803	330,006	1,853,352
Total expenses	688,650	828,557	467,330	2,324,180

Operating income	31,033	124,500	126,264	518,759

Interest expense	-	(251,286)	(184,150)	(688,339)

Net income (loss)	$31,033	$(126,786)	$(57,886)	$(169,580)

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss

For the nine months ended September 30, 2014

(Unaudited)

	Branson Hills Plaza	Copps Grocery Store	Fox Point Plaza	Shoppes at Prairie Ridge
Rental income	$720,744	$898,219	$1,363,886	$1,960,758
Tenant recovery income	82,808	52,274	298,038	608,340
Other property income	27,244	-	-	23,266
Total income	830,796	950,493	1,661,924	2,592,364

Property operating expenses	104,316	22,320	211,677	545,662
Real estate taxes	61,709	52,274	208,361	441,373
Depreciation and amortization	252,923	422,084	1,059,535	1,617,690
Total expenses	418,948	496,678	1,479,573	2,604,725

Operating income (loss)	411,848	453,815	182,351	(12,361)

Interest expense	(151,664)	-	(283,517)	(418,898)

Net income (loss)	$260,184	$453,815	$(101,166)	$(431,259)

(C)	Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements. The portion of the purchase price allocated to in-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)	Management fees are calculated as 1.9% to 3.9% of gross revenues and are also included in property operating expenses.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss

For the nine months ended September 30, 2014

(Unaudited)

(E)	The pro forma adjustments relating to incremental interest expense for debt assumed, including amortization of mortgage premium, were based on the following debt terms:

Property	Principal Balance	Stated Interest Rate Per Annum	Maturity Date
Shoppes at Prairie Ridge (1)	$15,591,445	LIBOR + 1.75%	December 15, 2019
Harvest Square	$6,800,000	4.65%	January 1, 2022
Heritage Square	$4,460,000	5.10%	July 1, 2021
The Shoppes at Branson Hills & Branson Hills Plaza (2)	$20,240,000	LIBOR + 1.75%	December 15, 2019
The Shoppes at Branson Hills – Kohl’s	$6,532,795	5.95%	November 11, 2017
Branson Hills Plaza – TJ Maxx	$3,005,240	5.78%	May 11, 2016
Fox Point Plaza (3)	$10,836,530	LIBOR + 1.85%	December 15, 2019

(1)	The Company assumed a swap which fixed the rate at 3.72% on $13,358,984 until January 22, 2016.
(2)	The Company assumed a swap which fixed the rate at 2.88% on $10,150,000 until May 9, 2017.
(3)	The Company assumed a swap which fixed the rate at 3.35% until October 21, 2016.

(F)	Adjustment for acquisition related costs associated with The Landing at Ocean Isle Beach, Harvest Square, Heritage Square, The Shoppes at Branson Hills, Branson Hills Plaza, Copps Grocery Store, Fox Point Plaza and Shoppes at Prairie Ridge are included in (B).

(G)	The pro forma weighted average shares of common stock outstanding for the nine months ended September 30, 2014 was calculated assuming all shares sold through September 30, 2014 were issued on January 1, 2013.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2013

(Unaudited)

The following unaudited pro forma Consolidated Statement of Operations is presented to give effect to the acquisitions and financings of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2013. Pro forma adjustments have been made for the acquisition of The Landing at Ocean Isle Beach, Harvest Square, Heritage Square, The Shoppes at Branson Hills, Branson Hills Plaza, Copps Grocery Store, Fox Point Plaza and Shoppes at Prairie Ridge.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2013, nor does it purport to represent our future results of operations.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2013

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
Rental income	$2,481,725	$12,313,574	$14,795,299
Tenant recovery income	343,267	2,473,877	2,817,144
Other property income	-	29,591	29,591
Total income	2,824,992	14,817,042	17,642,034

Property operating expenses (D)	177,994	1,790,713	1,968,707
Real estate tax expense	276,875	1,442,652	1,719,527
General and administrative expenses	2,267,129	-	2,267,129
Business management fee	226,280	-	226,280
Depreciation and amortization (C)	1,004,052	8,982,859	9,986,911
Total expenses:	3,952,330	12,216,224	16,168,554
Operating income (loss)	(1,127,338)	2,600,818	1,473,480

Interest expense (E):	(1,408,000)	(2,637,139)	(4,045,139)
Interest income	1,411	-	1,411
Equity in earnings of unconsolidated entity	7,126	-	7,126
Net loss	$(2,526,801)	$(36,321)	$(2,563,122)

Net loss per common share, basic and diluted	$(1.18)		$(0.08)

Weighted average number of common shares outstanding, basic and diluted (F)	2,147,947		31,465,968

See accompanying notes to pro forma consolidated statement of operations.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2013

(Unaudited)

(A)	The historical column represents the Company’s Consolidated Statement of Operations for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on Form 10-K.

(B)	Total pro forma adjustments for acquisitions consummated through the date of this filing are as though the Properties were acquired January 1, 2013. Pro forma adjustments have been made for the acquisition of The Landing at Ocean Isle Beach, Harvest Square, Heritage Square, The Shoppes at Branson Hills, Branson Hills Plaza, Copps Grocery Store, Fox Point Plaza and Shoppes at Prairie Ridge.

Total income, property operating expenses and real estate taxes for the year ended December 31, 2013 is based on information provided by the sellers of The Landing at Ocean Isle Beach, Harvest Square, Heritage Square, The Shoppes at Branson Hills, Branson Hills Plaza, Copps Grocery Store, Fox Point Plaza and Shoppes at Prairie Ridge.

The pro forma adjustments for the year ended December 31, 2013 are composed of the following adjustments:

	The Landing at Ocean Isle Beach	Harvest Square	Heritage Square	The Shoppes at Branson Hills
Rental income	$961,597	$992,090	$669,714	$3,275,794
Tenant recovery income	231,916	131,543	131,821	556,832
Other property income	-	2,400	22,869	6,550
Total income	1,193,513	1,126,033	824,404	3,839,176

Property operating expenses	174,217	164,372	132,656	426,175
Real estate taxes	23,210	11,403	91,738	269,037
Depreciation and amortization	733,002	869,070	440,008	2,471,136
Total expenses	930,429	1,044,845	664,402	3,166,348

Operating income	263,084	81,188	160,002	672,828

Interest expense	-	(335,047)	(245,533)	(917,785)

Net income (loss)	$263,084	$(253,859)	$(85,531)	$(244,957)

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2013

(Unaudited)

	Branson Hills Plaza	Copps Grocery Store	Fox Point Plaza	Shoppes at Prairie Ridge
Rental income	$916,948	$1,142,440	$1,813,543	$2,541,448
Tenant recovery income	157,412	194,797	367,571	701,985
Other property income	-	-	527	(2,755)
Total income	1,074,360	1,337,237	2,181,641	3,240,678

Property operating expenses	150,230	9,902	238,219	494,942
Real estate taxes	79,917	194,797	278,706	493,844
Depreciation and amortization	337,231	562,779	1,412,713	2,156,920
Total expenses	567,378	767,478	1,929,638	3,145,706

Operating income	506,982	569,759	252,003	94,972

Interest expense	(202,218)	-	(378,022)	(558,534)

Net income (loss)	$304,764	$569,759	$(126,019)	$(463,562)

(C)	Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements. The portion of the purchase price allocated to in-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)	Management fees are calculated as 1.9% to 3.9% of gross revenues and are also included in property operating expenses.

(E)	The pro forma adjustments relating to incremental interest expense for assumed debt, including amortization of mortgage premium, were based on the following debt terms:

Property	Principal Balance	Stated Interest Rate Per Annum	Maturity Date
Shoppes at Prairie Ridge (1)	$15,591,445	LIBOR + 1.75%	December 15, 2019
Harvest Square	$6,800,000	4.65%	January 1, 2022
Heritage Square	$4,460,000	5.10%	July 1, 2021
The Shoppes at Branson Hills & Branson Hills Plaza (2)	$20,240,000	LIBOR + 1.75%	December 15, 2019
The Shoppes at Branson Hills - Kohl’s	$6,532,795	5.95%	November 11, 2017
Branson Hills Plaza – TJ Maxx	$3,005,240	5.78%	May 11, 2016
Fox Point Plaza (3)	$10,836,530	LIBOR + 1.85%	December 15, 2019

(1)	The Company assumed a swap which fixed the rate at 3.72% on $13,358,984 until January 22, 2016.
(2)	The Company assumed a swap which fixed the rate at 2.88% on $10,150,000 until May 9, 2017.
(3)	The Company assumed a swap which fixed the rate at 3.35% until October 21, 2016.

(F)	The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2013 was calculated assuming all shares sold through September 30, 2014 were issued on January 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	February 6, 2015	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title:	Vice President, Treasurer and Chief Accounting Officer